Exhibit 99.906.CERT

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 09/08/2006
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                                     By:        /s/ Jean Bernhard Buttner
                                         ---------------------------------------
                                                   Jean Bernhard Buttner
                                                  Chairman and President
                                         Value Line Income and Growth Fund, Inc.

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                                                             Exhibit 99.906.CERT

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 09/08/2006
      ----------

                                    By:        /s/ Stephen R. Anastasio
                                         ---------------------------------------
                                                  Stephen R. Anastasio
                                                      Treasurer
                                         Value Line Income and Growth Fund, Inc.